THAILAND MANUFACTURING FACILITY FLOOD	12 Months Ended
Dec. 31, 2012
Text Block [Abstract]
THAILAND MANUFACTURING FACILITY FLOOD

21. THAILAND MANUFACTURING FACILITY FLOOD

In October 2011, a flood occurred at the Company’s manufacturing facility in Ayutthaya, Thailand. This facility was partially submerged in the flood waters for a period of approximately six weeks, resulting in extensive damage to the facility and the loss of substantially all of its related equipment and inventory. Operations at the facility are currently suspended.

In addition to other coverage, the Company believes its insurance policies provide for replacement of damaged property, sales value of destroyed inventory, reimbursement for losses due to interruption of business operations, and reimbursement of expenditures incurred to restore operations. In February and April 2012, the Company received cash advances from its insurance carrier of $25 million and $5 million, respectively. The table below provides, by insurance coverage stream, the amount of insurance recoverable recorded as of December 31, 2011 (in millions of dollars):

Real and personal property:
Property, plant and equipment	$13
Inventory	6
Incremental costs incurred to restore operations	2

$21

The following table presents a rollforward of the insurance recoverable for the year ended December 31, 2012 (in millions of dollars):

Insurance recoverable as of December 31, 2011	$21
Cash advance from insurance carrier	(30)
Incremental costs incurred to restore operations	9

Insurance recoverable as of December 31, 2012	$—

The insurance recoverable of $21 million was classified within the balance sheet as of December 31, 2011 as “Prepaid expenses and other current assets.”